FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


Unaudited Interim Financial Statements

June 30, 2002


Balance Sheets................................................................ 1
Statements of Income.......................................................... 2
Statements of Cash Flows.......................................................3
Notes to Interim Financial Statements (Unaudited)............................  4

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Financial Guaranty Insurance Company                                                      Balance Sheets
_________________________________________________________________________________________________________
($ in Thousands)
                                                                       June 30,         December 31,
                                                                        2002                     2001
                                                                    ------------------       ---------------
Assets                                                                 (Unaudited)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,292,430 in 2002 and $2,339,319 in 2001)                        $2,329,926           $2,317,022
Preferred stock, available-for-sale, at fair value
   (cost of $30,598 in 2002 and 2001)                                    30,110               29,888
Short-term investments, at cost, which approximates fair value          394,332              255,271
Cash                                                                      1,083                  281
Receivable for securities sold                                          240,086                    -
Accrued investment income                                                30,930               34,262
Reinsurance receivable                                                    8,538                9,640
Deferred policy acquisition costs                                        71,654               71,700
Property, plant and equipment net of
   accumulated depreciation of $8,254 in 2002 and $8,213 in 2001            388                  428
Prepaid reinsurance premiums                                            129,752              130,298
Prepaid expenses and other assets                                         9,551                9,383
                                                                ------------------------------------
            Total assets                                             $3,246,350           $2,858,173
                                                                ====================================
Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                      $652,025           $  612,791
Losses and loss adjustment expenses                                      43,703               48,855
Ceded reinsurance payable                                                 4,576                1,928
Accounts payable and accrued expenses
19,834                                                                   18,037
Payable for securities purchased                                        188,507               14,667
Current Federal income taxes payable                                    103,696               87,729
Deferred Federal income taxes payable                                    86,419               67,288
                                                                ------------------------------------
            Total liabilities                                         1,098,760              851,295
                                                                ====================================
Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  2002 and at December 31, 2001: 10,000 shares authorized,
  issued and outstanding                                                 15,000               15,000
Additional paid-in capital                                              383,511              383,511
Accumulated other comprehensive gain (loss), net of tax                  18,838              (14,932)
Retained earnings                                                     1,730,241            1,623,299
                                                                ------------------------------------
            Total stockholder's equity                                2,147,590            2,006,878
                                                                ------------------------------------
            Total liabilities and stockholder's equity               $3,246,350           $2,858,173
                                                                ====================================

                       See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                                Statements of Income
_________________________________________________________________________________________________________
($ in Thousands)
                                                  Three Months Ended June 30,   Six Months Ended June 30,
                                                      2002        2001            2002              2001
                                                          (Unaudited)                   (Unaudited)

Revenues:

    Gross premiums written                         $76,075       $35,329        $113,887        $60,287
    Ceded premiums written                          (9,841)       (5,180)         (11,505)      (4,598)
                                                ------------------------------------------------------

    Net premiums written                            66,234        30,149         102,382        55,689
    Increase in net unearned premiums              (30,209)       (5,032)          (39,779)     (8,455)
                                                ------------------------------------------------------
    Net premiums earned                             36,025        25,117           62,603       47,234
    Net investment income                           29,317        31,552           58,179       63,393
    Net realized gains                              22,802         1,097           30,432       28,123
   Other income                                        440             -           4,927             -
                                                ------------------------------------------------------
        Total revenues                              88,584        57,766         156,141       138,750
                                                ------------------------------------------------------
Expenses:

    Losses and loss adjustment expenses                890          (364)           (4,069)        182
    Policy acquisition cost deferred                (2,736)         (982)           (7,960)     (6,093)
   Amortization of deferred policy                   3,332         2,477             8,006       5,776
     acquisition costs
    Other underwriting expenses                      8,051         4,937            17,931       8,700
                                                ------------------------------------------------------
        Total expenses                               9,537         6,068            13,908      14,658
                                                ------------------------------------------------------
        Income before provision for Federal income  79,047        51,698           142,233     124,092
           taxes
    Provision for Federal income taxes              19,942        10,141            35,291      27,313
                                                ------------------------------------------------------
        Net income                                 $59,105       $41,557          $106,942     $96,779
                                                ======================================================

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              See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                          Statements Of Cash Flows
______________________________________________________________________________________________________
($ in Thousands)
                                                                             Six Months Ended June 30,
                                                                        2002                     2001
                                                                                 (Unaudited)
Operating activities:
Net income                                                            $106,942                $96,779
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                    409                  1,971
    Amortization of fixed maturity securities                            4,802                  4,460
    Policy acquisition costs deferred                                   (7,960)                (6,094)
    Amortization of deferred policy acquisition costs                    8,006                  5,776
    Depreciation of fixed assets                                            40                    117
    Change in reinsurance receivable                                     1,102                      -
    Change in prepaid reinsurance premiums                                 546                  7,328
    Change in accrued investment income, prepaid
       expenses and other assets                                         3,164                  3,462
    Change in unearned premiums                                         39,234                  1,127
    Change in losses and loss adjustment expense reserves               (5,152)                   (68)
    Change in ceded reinsurance payable and accounts payable and
       accrued expenses                                                  4,445                 (8,154)
    Change in current Federal income taxes payable                      15,967                (27,861)
    Net realized gains on investments                                  (30,432)               (28,123)
                                                                -------------------------------------
Net cash provided by operating activities                              141,113                 50,720
                                                                -------------------------------------
Investing activities:

Sales or maturities of fixed maturity securities                     1,071,251                733,506
Purchases of fixed maturity securities                              (1,006,255)              (884,706)
Net change in receivable for securities sold and
      payable for securities purchased                                 (66,246)                 9,855
Net sales (purchases) of short-term investments                       (139,061)                90,892
                                                                -------------------------------------
Net cash used in investing activities                                 (140,311)               (50,453)
                                                                -------------------------------------
Increase in cash                                                           802                    267
Cash at beginning of period                                                281                    991
                                                                -------------------------------------
Cash at end of period                                           $        1,083          $       1,258
                                                                =====================================




                       See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                    Notes to Financial Statements
_____________________________________________________________________________________________________
June 30, 2002 and 2001
(Unaudited)


           (1) Basis of Presentation

               The interim financial statements of Financial Guaranty Insurance Company (the
               Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months and three months ended June 30, 2002 and 2001, (b) the financial position at
               June 30, 2002 and December 31, 2001, and (c) cash flows for the six months ended
               June 30, 2002 and 2001.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2001 audited financial statements.

               The preparation of financial statements in conformity with accounting principles generally accepted  in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

           (2) Statutory Accounting Practices

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities.  The Company's statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York.  A reconciliation of the Company's net income for the six months ended June 30, 2002 and 2001, and stockholder's equity as of June 30,
               2002 and 2001 on a GAAP basis to the corresponding amounts on a statutory basis is as follows:

                                                                   Six Months Ended June 30,

                                                              2002                           2001

                                                         Net       Stockholder's         Net    Stockholder's
                                                      Income            Equity        Income          Equity
               GAAP basis amount                    $106,942      $2,147,590         $96,779     $2,124,532
               Premium revenue recognition               695        (210,772)         (4,773)     (209,747)
               Deferral of acquisition costs              47         (71,653)           (318)      (68,748)
               Contingency reserve                         -        (969,286)              -      (844,756)
               Contingency reserve tax deduction      (5,000)         23,700               -        28,700
               Non-admitted assets                         -            (412)              -          (508)
               Case-basis loss reserves                  223            (372)            675           477
               Deferral of income taxes                  409          73,401           1,971        74,773
               Unrealized gains on fixed
                  maturity securities, net of tax          -         (23,022)              -       (21,000)
               Recognition of profit commission         (888)         (9,108)         (1,258)       (8,657)
               Unauthorized reinsurance                    -             (16)              -           (25)
               Allocation of tax benefits due to
                  Parent's net operating loss to the
                  Company                                  -          11,385               -        11,385
               Contingency reserve tax deduction              -       95,008               -        95,008
                                                ----------------------------------------------------------
               Statutory basis amount               $102,428      $1,066,493         $93,076    $1,181,434
                                                ==========================================================
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           See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                       Notes to Financial Statements
________________________________________________________________________________________________________
June 30, 2002 and 2001
(Unaudited)


           (3)  Dividends

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o     Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2001.

               o     Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

               The Company did not declare dividends during the first six months of 2002 and
               2001.  An extraordinary dividend of $200 million (approved by the State of New
               York Insurance Department) was paid during the third quarter of 2001.
               Accordingly, none of the Company's surplus is available for dividends during
               2002 without approval by the State of New York Insurance Department.

           (4) Income Taxes

               The Company's effective Federal corporate tax rate (24.8% and 22.0% for the six months ended June 30, 2002 and 2001 and 25.2% and 19.6% for the three months ended June 30, 2002 and 2001) is less than the statutory corporate tax rate
               (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.


           (5)  Reinsurance
               Net premiums earned are shown net of ceded premiums earned of $12.1 million and $11.9 million for the six months ended June 30, 2002 and 2001 and $6.7 million and $5.3 million for the three months ended June 30, 2002 and 2001.


(6)     Comprehensive Income

               Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:



                       See accompanying notes to unaudited interim financial statements

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Financial Guaranty Insurance Company                                       Notes to Financial Statements
_________________________________________________________________________________________________________
June 30, 2002 and 2001
(Unaudited)




                                                                 Three Months
               Six Months
                                                                Ended June 30,                  Ended June 30,
                                                             2002           2001            2002               2001

               Net income                                  $59,105             $41,557    $106,942           $96,779
               Other comprehensive income:
                  Change in unrealized investment gains
                   (losses), net of tax expense (benefit) of
                  $22,572 and $20,412 for the three
                  and six months ended June 30, 2002
                  and ($2,788) and ($568) for the three
                  and six months ended June 30, 2001.       41,919              (5,177)     37,907            (1,055)
                  Change in foreign exchange losses,
                  net of tax benefit of ($1,651) and
                     ($2,228) for the three and six months ended
                  June 30, 2002 and ($498) and ($460) for the
                  three and six months ended June 30, 2001
                                                            (3,067)               (924)     (4,137)             (854)
                                                           __________________________________________________________
               Comprehensive income                        $97,957             $35,456     $140,712           $94,870
                                                           ==========================================================



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               See accompanying notes to unaudited interim financial statements

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                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                               AS OF JUNE 30,2002

As of June 30,2002, December 31, 2001, and December 31, 2000, the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $392.3 billion, $367.2 billion, and $326.8 billion par value of securities, respectively (of which approximately 85 percent, 88 percent and 85 percent, respectively constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.74 billion, $2.62 billion and $2.47 billion, respectively. As of June 30, 2002, the Certificate Insurer had reinsured approximately 18 percent of the risks it had written, 30 percent through quota share reinsurance, 12 percent through excess of loss reinsurance, and 58 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 2000, December 31, 2001, and June 30,2002, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since June 30,2002.

                                                                     (UNAUDITED)
                                    DECEMBER 31,  DECEMBER 31,        JUNE 30,
                                        2000          2001             2002
                                    (IN MILLIONS) (IN MILLIONS)    (IN MILLIONS)
Unearned Premiums                        $581          $613              $652
Other Liabilities                         225           238               446
Stockholder's Equity
    Common Stock                           15            15                15
    Additional Paid-in Capital            384           384               384
    Accumulated Other Comprehensive
       Income                              23           (15)               19
    Retained Earnings                   1,608         1,623             1,730
                                        -------------------------------------
Total Stockholder's Equity              2,030         2,007             2,148
                                        -------------------------------------
Total Liabilities and
  Stockholder's Equity                 $2,836        $2,858            $3,246
                                        =====================================


For further financial information concerning the Certificate Insurer, see the audited financial statements and the interim financial statements of the Certificate Insurer included as Appendix A and Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 125 Park Avenue, New York, New York 10017, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted here from, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.

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